Exhibit 24.01

POWER OF ATTORNEY

Each of the undersigned officers and directors of Visteon Corporation, a Delaware corporation (the “Company”), constitutes and appoints Michael K. Sharnas, Heidi A. Sepanik and Peter M. Ziparo, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, in connection with the registration under the Securities Act of 1933, as amended (the “Act”), on an unallocated basis of the Company’s securities, including debt securities, preferred stock, common stock and hybrid securities (including convertible or exchangeable securities); warrants to purchase debt or equity securities of the Company; stock purchase contracts and stock purchase units; and trust preferred securities of a trust or similar vehicle and related guarantees thereof by the Company, including specifically but without limiting the generality of the foregoing, power and authority (i) to sign the name of each of the undersigned in their capacities to one or more registration statements on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable (including any registration statement filed pursuant to Rule 462 under the Act), and to any and all amendments and post-effective amendments and supplements to any such registration statements, and to any and all instruments or documents filed as part of or in connection with any such registration statements or amendments or supplements thereto, and (ii) to file the same with all exhibits thereto with the Securities and Exchange Commission; hereby granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and each of the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This Power of Attorney shall be governed by and construed in accordance with the laws of the State of Delaware. The execution of this Power of Attorney is not intended to, and does not, revoke any prior powers of attorney. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Act, this Power of Attorney has been signed by the following persons in the capacities indicated on December 20, 2011.

Signature	Title

/s/ Donald J. Stebbins Donald J. Stebbins	Chairman, President and Chief Executive Officer (Principal Executive Officer)

/s/ Martin E. Welch, III Martin E. Welch, III	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Michael J. Widgren Michael J. Widgren	Vice President, Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)

/s/ Duncan H. Cocroft Duncan H. Cocroft	Director

/s/ Philippe Guillemot Philippe Guillemot	Director

/s/ Herbert L. Henkel Herbert L. Henkel	Director

/s/ Mark T. Hogan Mark T. Hogan	Director

Signature	Title

/s/ Jeffrey D. Jones Jeffrey D. Jones	Director

/s/ Karl J. Krapek Karl J. Krapek	Director

/s/ Timothy D. Leuliette Timothy D. Leuliette	Director

/s/ Harry J. Wilson Harry J. Wilson	Director

/s/ Kevin I. Dowd Kevin I. Dowd	Director

POWER OF ATTORNEY

Each of the undersigned officers and sole member of VC Aviation Services, LLC, a Michigan limited liability company (the “Company”), constitutes and appoints Michael K. Sharnas, Heidi A. Sepanik and Peter M. Ziparo, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, in connection with the registration under the Securities Act of 1933, as amended (the “Act”), on an unallocated basis of the Company’s securities, including debt securities, preferred stock, common stock and hybrid securities (including convertible or exchangeable securities); warrants to purchase debt or equity securities of the Company; stock purchase contracts and stock purchase units; and trust preferred securities of a trust or similar vehicle and related guarantees thereof by the Company, including specifically but without limiting the generality of the foregoing, power and authority (i) to sign the name of each of the undersigned in their capacities to one or more registration statements on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable (including any registration statement filed pursuant to Rule 462 under the Act), and to any and all amendments and post-effective amendments and supplements to any such registration statements, and to any and all instruments or documents filed as part of or in connection with any such registration statements or amendments or supplements thereto, and (ii) to file the same with all exhibits thereto with the Securities and Exchange Commission; hereby granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and each of the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This Power of Attorney shall be governed by and construed in accordance with the laws of the State of Michigan. The execution of this Power of Attorney is not intended to, and does not, revoke any prior powers of attorney. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Act, this Power of Attorney has been signed by the following persons in the capacities indicated on December 20, 2011.

Signature	Title

/s/ Donald J. Stebbins Donald J. Stebbins	Chairman, President and Chief Executive Officer of Visteon Corporation (Principal Executive Officer)

/s/ Martin E. Welch, III Martin E. Welch, III	Executive Vice President and Chief Financial Officer of Visteon Corporation (Principal Financial Officer)

/s/ Michael J. Widgren Michael J. Widgren	Vice President, Corporate Controller and Chief Accounting Officer of Visteon Corporation (Principal Accounting Officer)

VISTEON CORPORATION	Sole Member

By:	/s/ Heidi A. Sepanik
	Name:	Heidi A. Sepanik
	Title:	Secretary

POWER OF ATTORNEY

Each of the undersigned officers and directors of Visteon Electronics Corporation, a Delaware corporation (the “Company”), constitutes and appoints Michael K. Sharnas, Heidi A. Sepanik and Peter M. Ziparo, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, in connection with the registration under the Securities Act of 1933, as amended (the “Act”), on an unallocated basis of the Company’s securities, including debt securities, preferred stock, common stock and hybrid securities (including convertible or exchangeable securities); warrants to purchase debt or equity securities of the Company; stock purchase contracts and stock purchase units; and trust preferred securities of a trust or similar vehicle and related guarantees thereof by the Company, including specifically but without limiting the generality of the foregoing, power and authority (i) to sign the name of each of the undersigned in their capacities to one or more registration statements on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable (including any registration statement filed pursuant to Rule 462 under the Act), and to any and all amendments and post-effective amendments and supplements to any such registration statements, and to any and all instruments or documents filed as part of or in connection with any such registration statements or amendments or supplements thereto, and (ii) to file the same with all exhibits thereto with the Securities and Exchange Commission; hereby granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and each of the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This Power of Attorney shall be governed by and construed in accordance with the laws of the State of Delaware. The execution of this Power of Attorney is not intended to, and does not, revoke any prior powers of attorney. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Act, this Power of Attorney has been signed by the following persons in the capacities indicated on December 20, 2011.

Signature	Title

/s/ Donald J. Stebbins Donald J. Stebbins	Chairman, President and Chief Executive Officer of Visteon Corporation (Principal Executive Officer)

/s/ Martin E. Welch, III Martin E. Welch, III	Executive Vice President and Chief Financial Officer of Visteon Corporation (Principal Financial Officer)

/s/ Michael J. Widgren Michael J. Widgren	Vice President, Corporate Controller and Chief Accounting Officer of Visteon Corporation (Principal Accounting Officer) and Director of Visteon Electronics Corporation

/s/ Michael P. Lewis Michael P. Lewis	Director

/s/ Michael K. Sharnas Michael K. Sharnas	Director

POWER OF ATTORNEY

Each of the undersigned officers and directors of Visteon European Holdings, Inc., a Delaware corporation (the “Company”), constitutes and appoints Michael K. Sharnas, Heidi A. Sepanik and Peter M. Ziparo, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, in connection with the registration under the Securities Act of 1933, as amended (the “Act”), on an unallocated basis of the Company’s securities, including debt securities, preferred stock, common stock and hybrid securities (including convertible or exchangeable securities); warrants to purchase debt or equity securities of the Company; stock purchase contracts and stock purchase units; and trust preferred securities of a trust or similar vehicle and related guarantees thereof by the Company, including specifically but without limiting the generality of the foregoing, power and authority (i) to sign the name of each of the undersigned in their capacities to one or more registration statements on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable (including any registration statement filed pursuant to Rule 462 under the Act), and to any and all amendments and post-effective amendments and supplements to any such registration statements, and to any and all instruments or documents filed as part of or in connection with any such registration statements or amendments or supplements thereto, and (ii) to file the same with all exhibits thereto with the Securities and Exchange Commission; hereby granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and each of the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This Power of Attorney shall be governed by and construed in accordance with the laws of the State of Delaware. The execution of this Power of Attorney is not intended to, and does not, revoke any prior powers of attorney. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Act, this Power of Attorney has been signed by the following persons in the capacities indicated on December 20, 2011.

Signature	Title

/s/ Donald J. Stebbins Donald J. Stebbins	Chairman, President and Chief Executive Officer of Visteon Corporation (Principal Executive Officer)

/s/ Martin E. Welch, III Martin E. Welch, III	Executive Vice President and Chief Financial Officer of Visteon Corporation (Principal Financial Officer)

/s/ Michael J. Widgren Michael J. Widgren	Vice President, Corporate Controller and Chief Accounting Officer of Visteon Corporation (Principal Accounting Officer) and Director of Visteon European Holdings, Inc.

/s/ Michael P. Lewis Michael P. Lewis	Director

/s/ Michael K. Sharnas Michael K. Sharnas	Director

POWER OF ATTORNEY

Each of the undersigned officers and directors of Visteon Global Technologies, Inc., a Michigan corporation (the “Company”), constitutes and appoints Michael K. Sharnas, Heidi A. Sepanik and Peter M. Ziparo, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, in connection with the registration under the Securities Act of 1933, as amended (the “Act”), on an unallocated basis of the Company’s securities, including debt securities, preferred stock, common stock and hybrid securities (including convertible or exchangeable securities); warrants to purchase debt or equity securities of the Company; stock purchase contracts and stock purchase units; and trust preferred securities of a trust or similar vehicle and related guarantees thereof by the Company, including specifically but without limiting the generality of the foregoing, power and authority (i) to sign the name of each of the undersigned in their capacities to one or more registration statements on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable (including any registration statement filed pursuant to Rule 462 under the Act), and to any and all amendments and post-effective amendments and supplements to any such registration statements, and to any and all instruments or documents filed as part of or in connection with any such registration statements or amendments or supplements thereto, and (ii) to file the same with all exhibits thereto with the Securities and Exchange Commission; hereby granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and each of the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This Power of Attorney shall be governed by and construed in accordance with the laws of the State of Michigan. The execution of this Power of Attorney is not intended to, and does not, revoke any prior powers of attorney. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Act, this Power of Attorney has been signed by the following persons in the capacities indicated on December 20, 2011.

Signature	Title

/s/ Donald J. Stebbins Donald J. Stebbins	Chairman, President and Chief Executive Officer of Visteon Corporation (Principal Executive Officer)

/s/ Martin E. Welch, III Martin E. Welch, III	Executive Vice President and Chief Financial Officer of Visteon Corporation (Principal Financial Officer)

/s/ Michael J. Widgren Michael J. Widgren	Vice President, Corporate Controller and Chief Accounting Officer of Visteon Corporation (Principal Accounting Officer) and Director of Visteon Global Technologies, Inc.

/s/ Michael P. Lewis Michael P. Lewis	Director

/s/ Michael K. Sharnas Michael K. Sharnas	Director

POWER OF ATTORNEY

Each of the undersigned officers and directors of Visteon Global Treasury, Inc., a Delaware corporation (the “Company”), constitutes and appoints Michael K. Sharnas, Heidi A. Sepanik and Peter M. Ziparo, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, in connection with the registration under the Securities Act of 1933, as amended (the “Act”), on an unallocated basis of the Company’s securities, including debt securities, preferred stock, common stock and hybrid securities (including convertible or exchangeable securities); warrants to purchase debt or equity securities of the Company; stock purchase contracts and stock purchase units; and trust preferred securities of a trust or similar vehicle and related guarantees thereof by the Company, including specifically but without limiting the generality of the foregoing, power and authority (i) to sign the name of each of the undersigned in their capacities to one or more registration statements on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable (including any registration statement filed pursuant to Rule 462 under the Act), and to any and all amendments and post-effective amendments and supplements to any such registration statements, and to any and all instruments or documents filed as part of or in connection with any such registration statements or amendments or supplements thereto, and (ii) to file the same with all exhibits thereto with the Securities and Exchange Commission; hereby granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and each of the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This Power of Attorney shall be governed by and construed in accordance with the laws of the State of Delaware. The execution of this Power of Attorney is not intended to, and does not, revoke any prior powers of attorney. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Act, this Power of Attorney has been signed by the following persons in the capacities indicated on December 20, 2011.

Signature	Title

/s/ Donald J. Stebbins Donald J. Stebbins	Chairman, President and Chief Executive Officer of Visteon Corporation (Principal Executive Officer)

/s/ Martin E. Welch, III Martin E. Welch, III	Executive Vice President and Chief Financial Officer of Visteon Corporation (Principal Financial Officer)

/s/ Michael J. Widgren Michael J. Widgren	Vice President, Corporate Controller and Chief Accounting Officer of Visteon Corporation (Principal Accounting Officer) and Director of Visteon Global Treasury, Inc.

/s/ Michael P. Lewis Michael P. Lewis	Director

/s/ Michael K. Sharnas Michael K. Sharnas	Director

POWER OF ATTORNEY

Each of the undersigned officers and directors of Visteon International Business Development, Inc., a Delaware corporation (the “Company”), constitutes and appoints Michael K. Sharnas, Heidi A. Sepanik and Peter M. Ziparo, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, in connection with the registration under the Securities Act of 1933, as amended (the “Act”), on an unallocated basis of the Company’s securities, including debt securities, preferred stock, common stock and hybrid securities (including convertible or exchangeable securities); warrants to purchase debt or equity securities of the Company; stock purchase contracts and stock purchase units; and trust preferred securities of a trust or similar vehicle and related guarantees thereof by the Company, including specifically but without limiting the generality of the foregoing, power and authority (i) to sign the name of each of the undersigned in their capacities to one or more registration statements on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable (including any registration statement filed pursuant to Rule 462 under the Act), and to any and all amendments and post-effective amendments and supplements to any such registration statements, and to any and all instruments or documents filed as part of or in connection with any such registration statements or amendments or supplements thereto, and (ii) to file the same with all exhibits thereto with the Securities and Exchange Commission; hereby granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and each of the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This Power of Attorney shall be governed by and construed in accordance with the laws of the State of Delaware. The execution of this Power of Attorney is not intended to, and does not, revoke any prior powers of attorney. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Act, this Power of Attorney has been signed by the following persons in the capacities indicated on December 20, 2011.

Signature	Title

/s/ Donald J. Stebbins Donald J. Stebbins	Chairman, President and Chief Executive Officer of Visteon Corporation (Principal Executive Officer)

/s/ Martin E. Welch, III Martin E. Welch, III	Executive Vice President and Chief Financial Officer of Visteon Corporation (Principal Financial Officer)

/s/ Michael J. Widgren Michael J. Widgren	Vice President, Corporate Controller and Chief Accounting Officer of Visteon Corporation (Principal Accounting Officer) and Director of Visteon International Business Development, Inc.

/s/ Michael P. Lewis Michael P. Lewis	Director

/s/ Michael K. Sharnas Michael K. Sharnas	Director

POWER OF ATTORNEY

Each of the undersigned officers and directors of Visteon International Holdings, Inc., a Delaware corporation (the “Company”), constitutes and appoints Michael K. Sharnas, Heidi A. Sepanik and Peter M. Ziparo, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, in connection with the registration under the Securities Act of 1933, as amended (the “Act”), on an unallocated basis of the Company’s securities, including debt securities, preferred stock, common stock and hybrid securities (including convertible or exchangeable securities); warrants to purchase debt or equity securities of the Company; stock purchase contracts and stock purchase units; and trust preferred securities of a trust or similar vehicle and related guarantees thereof by the Company, including specifically but without limiting the generality of the foregoing, power and authority (i) to sign the name of each of the undersigned in their capacities to one or more registration statements on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable (including any registration statement filed pursuant to Rule 462 under the Act), and to any and all amendments and post-effective amendments and supplements to any such registration statements, and to any and all instruments or documents filed as part of or in connection with any such registration statements or amendments or supplements thereto, and (ii) to file the same with all exhibits thereto with the Securities and Exchange Commission; hereby granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and each of the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This Power of Attorney shall be governed by and construed in accordance with the laws of the State of Delaware. The execution of this Power of Attorney is not intended to, and does not, revoke any prior powers of attorney. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Act, this Power of Attorney has been signed by the following persons in the capacities indicated on December 20, 2011.

Signature	Title

/s/ Donald J. Stebbins Donald J. Stebbins	Chairman, President and Chief Executive Officer of Visteon Corporation (Principal Executive Officer)

/s/ Martin E. Welch, III Martin E. Welch, III	Executive Vice President and Chief Financial Officer of Visteon Corporation (Principal Financial Officer)

/s/ Michael J. Widgren Michael J. Widgren	Vice President, Corporate Controller and Chief Accounting Officer of Visteon Corporation (Principal Accounting Officer) and Director of Visteon International Holdings, Inc.

/s/ Michael P. Lewis Michael P. Lewis	Director

/s/ Michael K. Sharnas Michael K. Sharnas	Director

POWER OF ATTORNEY

Each of the undersigned officers and sole member of Visteon Systems, LLC a Delaware limited liability company (the “Company”), constitutes and appoints Michael K. Sharnas, Heidi A. Sepanik and Peter M. Ziparo, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, in connection with the registration under the Securities Act of 1933, as amended (the “Act”), on an unallocated basis of the Company’s securities, including debt securities, preferred stock, common stock and hybrid securities (including convertible or exchangeable securities); warrants to purchase debt or equity securities of the Company; stock purchase contracts and stock purchase units; and trust preferred securities of a trust or similar vehicle and related guarantees thereof by the Company, including specifically but without limiting the generality of the foregoing, power and authority (i) to sign the name of each of the undersigned in their capacities to one or more registration statements on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable (including any registration statement filed pursuant to Rule 462 under the Act), and to any and all amendments and post-effective amendments and supplements to any such registration statements, and to any and all instruments or documents filed as part of or in connection with any such registration statements or amendments or supplements thereto, and (ii) to file the same with all exhibits thereto with the Securities and Exchange Commission; hereby granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and each of the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This Power of Attorney shall be governed by and construed in accordance with the laws of the State of Delaware. The execution of this Power of Attorney is not intended to, and does not, revoke any prior powers of attorney. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Act, this Power of Attorney has been signed by the following persons in the capacities indicated on December 20, 2011.

Signature	Title

/s/ Donald J. Stebbins Donald J. Stebbins	Chairman, President and Chief Executive Officer of Visteon Corporation (Principal Executive Officer)

/s/ Martin E. Welch, III Martin E. Welch, III	Executive Vice President and Chief Financial Officer of Visteon Corporation (Principal Financial Officer)

/s/ Michael J. Widgren Michael J. Widgren	Vice President, Corporate Controller and Chief Accounting Officer of Visteon Corporation (Principal Accounting Officer)

VISTEON CORPORATION	Sole Member

By:	/s/ Heidi A. Sepanik
	Name:	Heidi A. Sepanik
	Title:	Secretary